SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                            THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):           January 17, 2001


                                        VIATEL, INC.
                     (Exact Name of Registrant as Specified in Charter)


            Delaware                000-21261              13-3787366
            (State or Other         (Commission            (I.R.S. Employer
            Jurisdiction            File Number)           Identification No.)
            of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
                (Address of Principal Executive Offices, Including Zip Code)

              Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
               (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

      On January 17, 2001, Viatel, Inc. (the "Company") announced its intention to streamline its operations by concluding its provision of consumer voice services in certain countries and concentrating principally on the pan-European communications needs of major corporations and carriers. The Company is implementing its plan to enhance the focus on high-growth businesses in order to strengthen its current financial profile and improve its EBITDA. The steps involved in the Company's streamlining plan include (1) closing consumer-oriented businesses in several European countries, (2) consolidating operating units, and (3) reducing staff by an estimated 30%.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

         The following exhibits are filed with this Report.

         Exhibit No.       Description.


         99.1              Press release dated January 17, 2001.








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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VIATEL, INC.



Date:  January 17, 2001.                By: /s/ James P. Pernetta
                                            -----------------------------------
                                            Name:  James P. Prenetta
                                            Title: Senior Vice President and
                                                       General Counsel









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                                 EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------

         99.1              Press release of Viatel, Inc. dated January 17, 2001.